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                                                                   EXHIBIT 10(j)


                                 AMENDMENT NO. 3
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                           EFFECTIVE FEBRUARY 17, 1997
            (subject to subsequent ratification by the Shareholders)

         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, as heretofore amended (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby amended, effective February 17, 1997, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify at the next Annual Meeting of Shareholders both (i) this Amendment and (ii) Amendment No. 3 to the Transmation, Inc. Employees' Stock Purchase Plan, then this Amendment shall be null and void and of no effect:

         1. The first sentence of Section "4. NUMBER OF SHARES." of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said
Section 4 being unchanged and unaffected by this Amendment and continuing in full force and effect):

         "Subject to the provisions of Section 5, the total number of shares of the Company's common stock, par value $.50 per share (the `Common Stock'), which may be issued under Options granted pursuant to the Plan shall not exceed 950,000."

2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


         THIS AMENDMENT NO. 3 TO THE TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 17, 1997, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 19, 1997.


                                              /s/  JOHN A. MISIASZEK
                                              ---------------------------------
                                              JOHN A. MISIASZEK, SECRETARY



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                                 AMENDMENT NO. 4
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                             EFFECTIVE JUNE 19, 1997



         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, as heretofore amended (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby amended, effective June 19, 1997, as follows:

               1. Section 8(b)(iv) of the Plan is hereby renumbered to be
Section 8(B)(V) of the Plan (with the substance of said Section 8(b)(v), as so renumbered, being unchanged and unaffected by this Amendment and continuing in full force and effect).

               2. A new Section 8(b)(iv) is hereby added to Section "8. TERM OF OPTIONS; EXERCISABILITY." of the Plan, to provide in its entirety as follows (with the remainder of said Section 8 being unchanged and unaffected by the amendment set forth in this Paragraph 2 and continuing in full force and effect):

                           "(iv) Each Option, if any, granted during the 1998 calendar year shall vest and become exercisable as follows:

                                    "(A) 25 percent of the Option shall first
                  become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $20.00 per share for any 20 of 30 consecutive trading days;

                                    "(B) an additional 25 percent of the Option
                  shall first become exercisable on the date, if any after January 1, 1999 on which Fair Market Value shall have equaled or exceeded $24.00 per share for any 20 of 30 consecutive trading days;

                                    "(C) an additional 25 percent of the Option
                  shall first become exercisable on the date, if any, after January 1, 2000 on which Fair Market Value shall have equaled or exceeded $30.00 per share for any 20 of 30 consecutive trading days; and

                                    "(D) the balance of the Option shall first
                  become exercisable on the date, if any, after January 1, 2001 on which Fair Market Value shall have equaled or exceeded $38.00 per share for any 20 of 30 consecutive trading days."

               3. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

THIS AMENDMENT NO. 4 TO THE TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 19, 1997.

                                            /s/  JOHN A. MISIASZEK
                                            ----------------------------------
                                            JOHN A. MISIASZEK, SECRETARY

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